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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated July 19, 1996, on our audits of the financial statements of Dynatech Medical Products Limited. We also consent to the reference to our firm under the caption "Experts."


                                          COOPERS & LYBRAND


Guernsey, Channel Islands

April 2, 1997